QCM Absolute Return Fund

Supplement

to the Prospectus dated November 21, 2005

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Effective December 1, 2006, Quixote Capital Management, LLC, the advisor of the QCM Absolute Return Fund (the “Fund”), has agreed to reduce the expenses borne by Fund shareholders by contractually agreeing to waive its advisory fee and reimburse operating expenses of the Fund to the extent necessary to maintain the Fund’s net annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as expenses incurred by other investment companies in which the Fund may invest), at 1.75% of the Fund’s average daily net assets through October 31, 2007. Prior to December 1, 2006, the expense limitation was set at 2.25% of the Fund’s average daily net assets. As was the case prior to this new agreement, any fee waiver or expense reimbursement by the advisor is subject to repayment by the Fund in the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the above expense limitation.

Effective April 3, 2006, the Fund eliminated the sales charge imposed on shareholder purchases and the contingent deferred sales charge on purchases. As a result, the information in the Prospectus under “Sales Charges” (pages 10-12), “Contingent Deferred Sales Charge” (page 13) and any reference to the Contingent Deferred Sales Charge in “How to Redeem Shares” are eliminated.

In addition, the information on page 8 of the Prospectus is replaced in its entirety with the following:

FEES AND EXPENSES OF INVESTING IN THE FUND

The tables describe the fees and expenses that you would pay if you buy and hold shares of the Fund.

1  A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.

2  The Fund is intended for long-term investors. To discourage short-term trading and market timing, which can increase Fund expenses, the Fund typically charges a 1.00% redemption for on shares redeemed within 30 days after they are purchased.

3 Based on estimated amounts for the initial fiscal year.

4 Effective December 1, 2006, the advisor contractually has agreed to waive its management fee and/or reimburse operating expenses to the extent necessary to maintain Net Annual Fund Operating Expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as expenses incurred by other investment companies in which the Fund may invest), at 1.75% of the average daily net assets of the Fund, through October 31, 2007. Prior to December 1, 2006, the expense limitation was 2.25%. Any fee waiver or expense reimbursement is subject to repayment by the Fund in the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the applicable expense limitation.

Example:

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds, based on the costs above. This example assumes the expenses above remain the same and that the expenses were maintained for one year at rates described above. It also assumes that you invested $10,000 in shares of the Fund for the time periods indicated, earned 5% annual returns and reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Additional information is included in the Fund’s Statement of Additional Information dated November 21, 2005 which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. These documents are available upon request and without charge by calling Shareholder Services at 1 (866) 726-0044.

This Supplement supersedes and replaces the Supplement dated April 4, 2006.

Supplement dated November 17, 2006